Exhibit 10.20.8

EIGHTH AMENDMENT TO LEASE AGREEMENT

DATED AS OF FEBRUARY 22, 2016

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,

ESA P PORTFOLIO MD TRUST, AND

ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY

AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE LLC

AS TENANT

EIGHTH AMENDMENT TO LEASE AGREEMENT

THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (this “Agreement”) is entered into as of February 22, 2016, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc.), a Delaware limited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010 as amended by (a) that certain First Amendment to Lease Agreement dated as of April 9, 2012, (b) that certain Second Amendment to Lease Agreement dated as of November 30, 2012, (c) that certain Third Amendment to Lease Agreement dated as of December 13, 2012, (d) that certain Fourth Amendment to Lease Agreement dated as of April 15, 2013, (e) that certain Fifth Amendment to Lease Agreement (the “Fifth Amendment”) dated as of November 11, 2013, (f) that certain Sixth Amendment to Lease Agreement (“Sixth Amendment”) dated as of July 28, 2014 and (g) that certain Seventh Amendment to Lease Agreement (“Seventh Amendment”) dated as of December 8, 2015 (collectively, as so amended, the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement;

WHEREAS, the Provisions Relating to Percentage Rent attached as Exhibit C to the Original Lease Agreement contains certain errors that Landlord and Tenant desire to correct; and

WHEREAS, in order to effectuate the foregoing changes, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendment. Effective as of the date of this Amendment:

(a) Exhibit C of the Original Lease Agreement (as replaced in its entirety by Annex B to the Fifth Amendment, as amended by Section 1(c) to the Sixth Amendment and 1(d) of the Seventh Amendment) is hereby amended by deleting the definitions of “Tier 1 Percentage”, “Tier 2 Percentage” and “Tier 3 Percentage” therefrom and replacing them with the following:

(i) “‘Tier 1 Percentage’ means fifty-four percent (54%).”

(ii) “‘Tier 2 Percentage’ means sixty-five percent (65%).”

(iii) “‘Tier 3 Percentage’ means seventy-six and one half percent (76.5%).”

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Agreement.

3. Applicable Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Agreement, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Agreement shall be binding upon and inure to the benefit of Lessee, its successors and assigns, and shall be binding and inure to the benefit of Manager and its permitted assigns.

5. Headings. Headings of sections are inserted only for convenience and are in no way to be construed as a limitation on the scope of the particular sections to which they refer.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.

LANDLORD

ESA P PORTFOLIO L.L.C.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

ESA P PORTFOLIO MD TRUST

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

ESH/TN PROPERTIES L.L.C.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

TENANT

ESA P PORTFOLIO OPERATING LESSEE LLC

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

EIGHTH AMENDMENT TO OPERATING LEASE (P PORTFOLIO)